Exhibit 10.14

FIRST AMENDMENT TO

SECURITIES ESCROW AGREEMENT

SRIVARU HOLDING LIMITED,

MOHANRAJ RAMASAMY

AND

VSTOCK TRANSFER, LLC

This first amendment (the “Amendment”) to that certain Securities Escrow Agreement (the “SEA”) by and among SRIVARU Holding Limited, a Cayman Islands exempted company (the “Company”), Mohanraj Ramasamy, solely in its capacity as representative, agent and attorney-in-fact of the Pre-Closing Company Shareholders (as defined in the Merger Agreement) (the “Company Stockholder Representative”), and Vstock Transfer, LLC, a New York limited liability company (“VStock”), is entered into as of May [● ], 2024 (the “Effective Date”).

WHEREAS, pursuant to the Agreement and Plan of Merger dated March 13, 2023, by and among the Company, Pegasus Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company, and Mobiv Acquisition Corp, a Delaware corporation, as amended by the First Amendment to Agreement and Plan of Merger dated March 13, 2023 (the “Merger Agreement”), the parties to the Merger Agreement consummated a business combination on December 8, 2023 (the “Business Combination”); capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Merger Agreement;

WHEREAS, the Company, Company Stockholder Representative, Continental Stock Transfer & Trust Company, a New York corporation (“Prior Escrow Agent”) had previously entered into an earnout escrow agreement, dated as of December 8, 2023 (the “Earnout Agreement”) and the Company deposited the Escrowed Shares with the Prior Escrow Agent, which agreed to accept, hold and disburse the Escrow Shares in accordance with the terms of the Earnout Agreement;

WHEREAS, the Company, VStock, and the Company Stockholder Representative entered into the SEA on February [ ], 2024, and terminated the Earnout Agreement, transferring the Earnout Shares to VStock, with VStock retaining all of the rights, interests, liabilities, duties and obligations of the Prior Escrow Agent.

NOW, THEREFORE, the parties hereby agree as follows:

1. Amendment. In accordance with Section 4 of the SEA:

(i) Section 8.1 of the SEA is hereby deleted and replaced entirely with the text below:

“The Securities, together with any dividends or distributions or other income paid or otherwise accruing to the Securities during the time such Escrow Shares are held in escrow, as of the relevant date (collectively, the “Earnings”), shall be released to the Pre-Closing SVH Shareholders in the event that the Company and the Company Stockholder Representative execute and deliver to the Escrow Agent a Joint Written Instruction (as defined in Section 8.2) with respect to the release of the Securities specified in such Joint Written Instruction, together with any Earnings thereon. The Escrow Agent shall administer the Securities in accordance with such Joint Written Instruction to release the Securities, or any portion thereof, together with any Earnings thereon, as set forth in such Joint Written Instruction. The Escrow Agent shall not distribute all or a portion of the Securities or Earnings thereon except in accordance with Section 8.2.”; and

(ii) Section 8.2 is hereby amended to delete “such Earnout Escrow Claim” in the first sentence and insert “release by the Escrow Agent” in its stead.

2. Effectiveness. This Amendment shall be effective as of the Effective Date.

3. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, as such laws are applied to contracts entered into and performed in such State without resort to that State’s conflict-of-laws rules.

5. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Amendment by email or exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Amendment by such party.

6. Successors and Assigns. All the covenants and provisions of this Amendment shall bind and inure to the benefit of each party’s respective successors and assigns.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SRIVARU HOLDING LIMITED

By:	/s/ Mohanraj Ramasamy
Name:	Mohanraj Ramasamy
Title:	Director

COMPANY STOCKHOLDER REPRESENTATIVE

By:	/s/ Mohanraj Ramasamy
Name:	Mohanraj Ramasamy

VSTOCK TRANSFER, LLC

By:	/s/ Yoel Goldfeder
Name:	Yoel Goldfeder
Title:	CEO

[SIGNATURE PAGE TO FIRST AMENDMENT OF SECURITIES ESCROW AMENDMENT]

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